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                            ASSET PURCHASE AGREEMENT


This agreement (the "Agreement") is entered into this 30th day of November, 2001, by and between Cordell Henrie, doing business as, Concrete Casting, a sole proprietorship (sometimes referred to hereinafter as the "Seller") and Staco Incorporated, a Nevada corporation (sometimes referred to hereinafter as the "Purchaser").

                                   Witnesseth:
                                   -----------

WHEREAS, Seller has developed a method for the four side release casting of concrete which allows for the creation of intricate detail in the concrete medium;

WHEREAS, Seller has developed plans for using his casting methods to produce concrete replicas of Egyptian and other antiquities for use in modern landscaping;

WHEREAS, Purchaser wishes to acquire, and Seller is willing to sell, certain assets of Seller, all in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, the Seller and Purchaser approve and adopt this Agreement and mutually covenant and agree with each other as follows:

     1.   Sale  of  Assets.

          1.1 Seller hereby sells and Purchaser hereby purchases the following assets:

          * All art, drawings, plans and concepts developed by Seller with respect to the design of replicas of antiquities to be cast in concrete and marketed to the U.S. landscaping market;

          * All methods and techniques developed by Seller related to the casting of concrete for the purpose of casting replicas of antiquities;

          * Any proprietary right to the name Concrete Casting that Seller may have.

          1.2 In exchange for the assets, Purchaser hereby issues to Seller 2,000,000 of Purchaser's common shares.

     2. Representations and Warranties of Seller. The Seller represents and warrants as follows:


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     2.1  Right  to  Transfer.  Except as otherwise noted in this Agreement, all assets transferred hereby are owned by Seller free and clear of encumbrances and may be transferred to Purchaser by Seller without the approval or consent of any person.

     2.2 Accuracy of All Statements Made by Seller. No representation or warranty by Seller in this Agreement, nor any document or certificate delivered to the Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants as follows:

     3.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to enter into and perform the transactions contemplated by this Agreement.

     3.2 Performance of This Agreement. The execution and performance of this agreement and the issuance of stock contemplated hereby have been authorized by the board of directors.

     3.3 Financial Information. All financial information regarding Purchaser that has been given to the Seller is true and correct in all material respects and presents an accurate and complete disclosure of the financial condition of Purchaser.

     3.4 Liabilities. There are no material liabilities of Purchaser, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of Purchaser which have not been disclosed to Seller. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities.

     3.5 Litigation. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving Purchaser or its assets, nor does Purchaser know, or have reasonable grounds to know, of any basis for any such proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions.

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     3.6  Taxes.  All federal, state, foreign, county and local income, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by Purchaser, and there are not unpaid taxes which are, or could become a lien on the assets of Purchaser. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.


     3.7 Accuracy of All Statements Made by Purchaser. No representation or warranty by Purchaser in this Agreement, nor any document or certificate delivered to the Seller pursuant to this Agreement or in connection with actions contemplated hereby, contains any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

     3.8 Legality of Shares to be Issued. The shares of common stock of Purchaser to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and nonassessable.

4.   Security  Act  Provisions.

     4.1 Restrictions on Disposition of Shares. Seller understands that the shares received pursuant to this Agreement are acquired for its own account and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section 4.1., an appropriate endorsement will be placed upon each of the certificates of common stock the time of distribution of such certificates pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

     4.2 Notice of Limitation Upon Disposition. Seller is aware that the shares distributed will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, it will probably have to retain such shares for a period of at least one year and at the expiration of such one year period its sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such

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          disposition  may  be available only if the issuer of the securities is required to make filings with the Security and Exchange Commission and is current in its filings with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of Purchaser.


5. Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement

6. Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party of parties, which consent shall not be unreasonably withheld.

7. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

8. Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to person or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

9. No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

10. Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

11. Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

12. Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written

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     supplemental  instrument  signed  by  the  party  or  parties  against whom enforcement  of  the  change,  waiver, termination, or discharge is sought.

13. Headings. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

14. Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

15. Risk. The Assets shall be at the risk of the Seller until they are delivered to the Purchaser and in the event of loss or damage to the same occurring before such time by reason of fire, tempest, lightning, earthquake, flood or other Act of God, explosion, riot, civil commotion, insurrection or war, the Purchaser may at its option cancel this contract and shall thereupon be entitled to the return of any consideration paid hereunder. The same shall be at the risk of the Purchaser from and after the time of delivery.


IN WITNESS WHEREOF, the parties hereto executed the foregoing Asset Purchase Agreement as of the day and year first above written.


SELLER:

/s/ Cordell  Henrie
_________________________
Cordell  Henrie


STACO  INCORPORATED.


By:  /s/ Tom  Hofer
      _______________________
      Tom  Hofer
Its:  Secretary


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